UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 20, 2005


                        AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                   1-8400               75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.  Fort Worth, Texas               76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02  Results of Operations and Financial Condition

AMR Corporation (the Company) is furnishing herewith a press release issued on April 20, 2005 by the Company as Exhibit 99.1 which is included herein. This press release was issued to report the Company's first quarter 2005 results.

Item 9.01  Financial Statements and Exhibits

      (c)  Exhibits

               Exhibit 99.1 Press Release of AMR dated April 20, 2005























                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 20, 2005














                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release


























                                        Exhibit 99.1


                             CONTACT:   Al Becker
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com

FOR RELEASE: Wednesday, April 20, 2005

Editor's Note: A live Webcast reporting first quarter results will be broadcast on the Internet on April 20 at 2 p.m. EDT.
(Windows Media Player required for viewing.)


          AMR CORPORATION REPORTS A FIRST QUARTER LOSS
        OF $162 MILLION ON THE IMPACT OF HIGH FUEL COSTS

 American Performing Well In Several Important Areas; Continues
Intense Focus Under The Turnaround Plan To Cut Costs And Increase
                            Revenues


     FORT WORTH, Texas -- AMR Corporation, the parent company of American Airlines, Inc., today reported a net loss of $162 million for the first quarter, or $1.00 per share, which included a benefit of $69 million related to certain excise tax refunds. Without this tax credit, AMR would have recorded a net loss of $230 million, or $1.43 per share. This compares to a loss of $166 million, or $1.03 per share, in the first quarter last year.
     "In many ways, the story for the first quarter is very similar to what we have seen the past several quarters," said AMR Chairman and CEO Gerard Arpey. "The combination of extraordinarily high fuel prices and low fares continues to take a heavy financial toll." Arpey pointed out that because of higher fuel prices, excluding the tax credit received this quarter, the company paid $346 million more for fuel during the first quarter of 2005 than it did during the same period the year before.
     "On the other hand," Arpey said, "while the financial environment remains very difficult, we are nonetheless performing well in many other important areas. Our

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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 2



employee and aircraft productivity are at historically high levels, more customers are choosing American, and our on-time performance has improved significantly."
     American's passenger revenue per available seat mile increased 3.7 percent year over year, to 8.96 cents, driven by strong load factors and a series of network adjustments the airline has implemented in recent months. "We made a number of changes to our network last year," Arpey said, "reducing our overall domestic capacity, strengthening our hubs and adding new international routes, to name a few. And we are starting to see those changes bear fruit in our revenue performance.
Regrettably, that silver lining does not come close to offsetting the impact of oil at 50-plus dollars per barrel."
     Although American's mainline cost per available seat mile increased 3.3 percent, including the tax credit, and 4.6 percent, excluding the tax credit, Arpey noted that American's success in reigning in costs was illustrated by the 3.2 percent drop in the airline's fuel-neutral unit costs, excluding the tax credit.
"Our people continue to do a great job in finding ways to reduce costs," he said. "Their efforts are even more impressive, and more important, when you consider that in addition to much higher fuel costs, we are facing significant upward pressure in airport rents, landing fees, health care -- for both active and retired employees -- and a variety of other areas."
     Even in the face of the current fuel and revenue environment, AMR was able to contribute more than $138 million to its various defined benefit pension plans. AMR also was able, during the quarter, to further build on its cash balance, ending the period with a balance in cash and short-term investments of $3.5 billion, including a restricted balance of $483 million.
     "American clearly still has a lot of work to do to reach its goal of sustained profitability," Arpey said. "Despite fuel, and despite fares, however, we are making progress. The key to our progress has been -- and will continue to be -- working together to identify the changes necessary to ensure our future."
     Arpey pointed to the recently announced initiative to transform American's Maintenance and Engineering Center in Tulsa, Okla., into a future profit center as evidence of what can happen when management, employees and their representatives

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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 3

work together to find creative solutions to the company's challenges. Arpey also noted the joint position taken by the company, on behalf of its employees, and with its labor unions on pension legislative reform as another example of how the company and its unions are addressing key issues as business partners.
     "We need to be realistic about the headwinds we are up against," Arpey said. "But even more importantly, we need to remember that by working collaboratively and imaginatively, we will control our own destiny and complete the turnaround we have begun."

Editor's Note: AMR's Chairman, President and Chief Executive Officer, Gerard Arpey, and its Chief Financial Officer, James Beer, will make a presentation to analysts during a teleconference on Wednesday, April 20, from 2 p.m. to 2:45 p.m. EDT. Following the analyst call, they will hold a question-and-answer conference call for media from 3 p.m. to 3:45 p.m. EDT. Reporters interested in listening to the presentation or participating in the media Q&A should call 817-967-1577.

Statements in this news release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this news release, the words "expects," "plans," "anticipates," "indicates," "believes," "forecast," "guidance," "outlook" and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, without limitation, the Company's expectations concerning operations and financial conditions, including changes in capacity, revenues, and costs, future financing plans and needs, overall economic conditions, plans and objectives for future operations, and the impact on the Company of its results of operations in recent years and the sufficiency of its financial resources to absorb that impact. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risk factors that could cause actual results to differ materially from our expectations. The following factors, in addition to other possible factors not listed, could cause the Company's actual results to differ materially from those expressed in forward-looking statements: changes in economic, business and financial conditions; the Company's substantial indebtedness; continued high fuel prices and the availability of fuel; further increases in the price of fuel; the impact of events in Iraq; conflicts in the Middle East or elsewhere; the highly competitive business environment faced by the Company, with increasing pricing transparency and competition from low cost carriers and financially distressed carriers; historically low fare levels and fare simplification initiatives (both of which could result in a further

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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 4

deterioration of the revenue environment); the ability of the Company to reduce its costs further without adversely affecting operational performance and service levels; uncertainties with respect to the Company's international operations; changes in the Company's business strategy; actions by U.S. or foreign government agencies; the possible occurrence of additional terrorist attacks; another outbreak of a disease (such as SARS) that affects travel behavior; uncertainties with respect to the Company's relationships with unionized and other employee work groups; the ability of the Company to satisfy existing financial or other covenants in certain of its credit agreements; the availability and terms of future financing; the ability of the Company to reach acceptable agreements with third parties; and increased insurance costs and potential reductions of available insurance coverage. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 2004.

Detailed financial information follows:
































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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 5

                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                               Three Months Ended March 31,  Percent
                                    2005         2004        Change
Revenues
  Passenger - American Airlines    $ 3,841     $ 3,678        4.4
            - Regional Affiliates      451         420        7.4
  Cargo                                151         148        2.0
  Other revenues                       307         266       15.4
    Total operating revenues         4,750       4,512        5.3

Expenses
  Wages, salaries and benefits       1,644       1,640        0.2
  Aircraft fuel                      1,097         808       35.8
  Other rentals and landing fees       300         305       (1.6)
  Depreciation and amortization        290         326      (11.0)
  Commissions, booking fees
   and credit card expense             271         288       (5.9)
  Maintenance, materials and repairs   235         231        1.7
  Aircraft rentals                     148         153       (3.3)
  Food service                         125         137       (8.8)
  Other operating expenses             617         582        6.0
    Total operating expenses         4,727       4,470        5.7

Operating Income                        23          42      (45.2)

Other Income (Expense)
  Interest income                       36          14          *
  Interest expense                    (235)       (212)      10.8
  Interest capitalized                  23          18       27.8
  Miscellaneous - net                   (9)        (28)     (67.9)
                                      (185)       (208)     (11.1)

Loss Before Income Taxes              (162)       (166)      (2.4)
Income tax                               -           -          -
Net Loss                           $  (162)     $ (166)      (2.4)


Basic and Diluted Loss Per Share   $ (1.00)     $(1.03)

Number of Shares Used in Computation
  Basic and Diluted                    161         160

*     Greater than 100%


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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 6


                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                                              Three Months Ended
                                                   March 31,         Percent
                                               2005         2004       Change
American Airlines, Inc. Mainline
 Jet Operations
    Revenue passenger miles (millions)       32,327      30,290        6.7
    Available seat miles (millions)          42,854      42,597        0.6
    Cargo ton miles (millions)                  539         521        3.5
    Passenger load factor                      75.4%       71.1%       4.3 pts.
    Passenger revenue yield per
     passenger mile (cents)                   11.88       12.14       (2.1)
    Passenger revenue per available seat
     mile (cents)                              8.96        8.64        3.7
    Cargo revenue yield per ton mile (cents)  27.95       28.47       (1.8)
    Operating expenses per available
     seat mile, excluding Regional
     Affiliates (cents) (1)                    9.80        9.49        3.3
    Fuel consumption (gallons, in millions)     729         741       (1.6)
    Fuel price per gallon (cents) (2)         136.6       101.0       35.2

Regional Affiliates
    Revenue passenger miles (millions)        1,885       1,539       22.5
    Available seat miles (millions)           2,916       2,453       18.9
    Passenger load factor                      64.7%       62.7%       2.0 pts.

AMR Corporation
  Average Equivalent Number of Employees
    American Airlines                        75,100      79,900
    Other                                    13,400      12,100
         Total                               88,500      92,000

(1) Excludes $583 million and $487 million of expense incurred related to Regional Affiliates in 2005 and 2004, respectively.
(2) Includes the 7.5 cents per gallon impact of a $55 million fuel excise tax refund in 2005.


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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 7



                         AMR CORPORATION
               NON-GAAP AND OTHER RECONCILIATIONS
                           (Unaudited)


      AMR Corporation                        Three Months Ended
      Impact of Tax Credit (in millions,       March 31, 2005
      except per share amounts)               Amount     EPS

       Net loss as reported                  $ (162)   $(1.00)
       Tax credit                               (69)    (0.43)
       Loss before tax credit                $ (230)   $(1.43)



Note: The company believes that loss before tax credit is useful to investors as the tax credit relates to prior periods.




      AMR Corporation
      Impact of Fuel Price Variance

       Average fuel price per gallon(cents)
         Three months ended March 31, 2005           137.9
         Three months ended March 31, 2004           101.3
       Change in price (cents)                        36.6
       2005 consumption (gallons, in millions)      x  796
       Impact of fuel price variance (in millions) $   291

       Fuel excise tax refund (in millions)             55

       Impact of fuel price variance, excluding
        fuel excise tax refund (in millions)       $   346












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AMR Corporation First Quarter Financial Results
April 20, 2005
Page 8

                         AMR CORPORATION
         NON-GAAP AND OTHER RECONCILIATIONS (CONTINUED)
                           (Unaudited)


American Airlines, Inc. Mainline
 Jet Operations                        Three Months Ended  March 31,
(in millions, except as noted)               2005         2004

Total operating expenses as reported      $ 4,781       $ 4,528
Less: Operating expenses incurred
   related to Regional Affiliates             583           487
Less: tax credit                               55             -
Operating expenses, excluding
   expenses incurred related to
   Regional Affiliates and tax credit     $ 4,253       $ 4,041
American  mainline jet  operations
   available seat miles                    42,854        42,597
Operating expenses per available seat
   mile, excluding Regional Affiliates
   and tax credit (cents)                    9.92          9.49

Percent change                                4.6

Operating expenses, excluding expenses
   incurred related to Regional
   Affiliates and tax credit              $ 4,253       $ 4,041
Less: Impact of fuel price increase (*)       314             -
Operating expenses, excluding expenses
   incurred related to Regional
   Affiliates, tax credit and fuel
   price increase                         $ 3,939       $ 4,041
American  mainline jet  operations
   available seat miles                    42,854        42,597
Operating expenses per available seat
   mile, excluding Regional
   Affiliates, tax credit and fuel
   price increase   (cents)                 9.19           9.49

Percent change                              (3.2)


(*)  729 million gallons consumed * 43.1 cents price increase
     (35.6 cents  plus 7.5 cents tax credit impact)

Note: The company believes that operating expenses per available seat mile, excluding the tax credit and aircraft fuel price increase, assists investors in understanding the impact of fuel prices on the company's operations.


                           ###

  Current AMR Corp news releases can be accessed via the Internet.
             The address is http://www.aa.com